Annual Total Returns- Invesco Government and Agency Portfolio (Cash Management) [BarChart] - Cash Management - Invesco Government and Agency Portfolio - Cash Management Class	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019
Total	0.02%	0.02%	0.03%	0.02%	0.01%	0.04%	0.20%	0.71%	1.67%	2.02%